UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 26, 2024

BMO 2024-5C6 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002034419)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

German American Capital Corporation

(Central Index Key number 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

LMF Commercial, LLC

(Central Index Key number 0001592182)

Argentic Real Estate Finance 2 LLC

(Central Index Key number 0001968416)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

UBS AG

(Central Index Key number 0001685185)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-15	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 26, 2024 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2024 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, of the BMO 2024-5C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C6 (the “Certificates”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Depositor’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “Commission”) on September 26, 2024 under Commission File No. 333-255934-15.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $601,776,000, were sold to BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital Markets, CGMI, DBSI, GS&Co., SGAS, UBS Securities, Academy and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 10, 2024 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital Markets, CGMI, DBSI, GS&Co., SGAS and UBS Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated September 5, 2024, and by the Prospectus, dated September 10, 2024 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5. The Prospectus was filed with the Commission on September 12, 2024 under Commission File Number 333-255934-15.

All of the Private Certificates, having an aggregate initial principal amount of $73,428,631 were sold to BMO Capital Markets, CGMI, DBSI, GS&Co., SGAS, UBS Securities, Academy, Bancroft and Drexel (together with BMO Capital Markets, CGMI, DBSI, GS&Co., SGAS, UBS Securities, Academy and Bancroft, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of September 10, 2024, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from Bank of Montreal (“BMO”), Argentic Real Estate Finance 2 LLC, Citi Real Estate Funding Inc., German American Capital Corporation, Goldman Sachs Mortgage Company, LMF Commercial, LLC, Societe Generale Financial Corporation, Starwood Mortgage Capital, LLC and UBS AG.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately

$4,491,752, were approximately $691,771,728. Of the expenses paid by the Depositor, approximately $502,234 were paid directly to affiliates of the Depositor, $75,000.00 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $132,232 were paid to or for the counsel to the Underwriters and the Initial Purchasers, and approximately $3,782,286 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) attached as Exhibit 1 to the Depositor’s Current Report on Form 8-K, filed with the Commission on September 12, 2024 under Commission File No. 333-255934-15, and in the Prospectus. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021.

BMO, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 244) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by CMBS 4 Sub 4, LLC of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class E-RR, Class F-RR, Class G-RR and Class J-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 26, 2024
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 26, 2024 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated September 26, 2024 (included as part of Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-5C6 – Form 8-K